Exhibit 99.1

CONTACT:    Allen Danzey
        Chief Financial Officer
        706-876-5814
        allen.danzey@dixiegroup.com

THE DIXIE GROUP ANNOUNCES SALE AND LEASEBACK OF DISTRIBUTION FACILITY
DALTON, GEORGIA (June 6, 2023) - The Dixie Group, Inc. (NASDAQ: DXYN) today announced it has entered into an agreement for the sale and leaseback of its distribution facility in Adairsville, Georgia. The Company anticipates the transaction will close in the third quarter of 2023. Upon closing the transaction, the Company expects to recognize a significant gain in net income. The proceeds from this financing transaction will be used to significantly reduce the Company’s debt and increase availability of funds under its existing lines of credit.

The agreement is in accordance with plans previously announced in the Company’s Form 10-Q filing for the first quarter of the current year. The closing of the sale-leaseback agreement is subject to the prospective purchaser's rights of inspection and approval. Other terms of the agreement were not announced.

Commenting on the announcement, Dan Frierson, the Company’s Chief Executive Officer said, “We are pleased to announce our entry into a sale-leaseback agreement of our facility in Adairsville, Georgia. The funds expected to be generated by this transaction will be used to further strengthen our balance sheet by reducing the Company’s outstanding debt and better positions us for future growth.”

Forward-Looking Statements
Certain statements contained in this press release constitute forward-looking statements, including with respect to the expected execution of definitive agreements for the sale-leaseback transaction and the successful closing of the transaction as well as expectations, guidance or future operating results, and other statements identified by words such as "estimates," "expects," "projects," "plans," "intends," "outlook" and similar expressions. Management has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While they believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond management's control.

These statements involve risks and uncertainties that may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, including with respect to the ability to execute definitive agreements, satisfy closing conditions and close the proposed sale-leaseback on a timely basis or at all, the possibility that modifications to the pricing and terms of the transactions may be required, business disruption and other risk factors relating to the business or industry as detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

This press release contains forward-looking statements. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management and the Company at the time of such statements and are not guarantees of performance. Forward-looking statements are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, availability of raw material and transportation costs related to petroleum prices, the cost and availability of capital, integration of acquisitions, ability to attract, develop and retain qualified personnel and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other risk factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission. The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.
- END -